    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 17, 1998

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                FEBRUARY 11, 1998



                             INTERPORE INTERNATIONAL
             (Exact name of registrant as specified in its charter)



          CALIFORNIA                      0-22958                    95-3043318
 (State or other jurisdiction     (Commission File Number)        (I.R.S. Employer
     of incorporation or                                       Identification Number)
        organization)



          181 TECHNOLOGY DRIVE                                 92718-2402
           IRVINE, CALIFORNIA                                  (Zip Code)
(Address of principal executive offices)


                                 (714) 453-3200
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

               On February 11, 1998, Interpore International (the "Company"), Buckeye International, a wholly-owned subsidiary of the Company ("Sub") and Cross Medical Products, Inc. ("Cross") entered into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Sub will merge with and into Cross such that Cross will become a wholly-owned subsidiary of the Company (the "Merger"). Pursuant to the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of Common Stock, par value $.01 per share, of Cross will be converted into the right to receive 1.275 shares of Common Stock, no par value per share, of the Company. Consummation of the Mergers is subject to the satisfaction or waiver by the parties of certain conditions, including the receipt of regulatory approvals and approvals by the stockholders of the Company and Cross. The Company has reserved the right to effect a reincorporation into Delaware prior to the consummation of the Merger.

               In connection with the Merger Agreement, the Company and Cross also have entered into (i) a Stock Option Agreement pursuant to which the Company granted to the Cross an option to purchase up to 19.9% of the outstanding common stock of the Company under certain circumstances and (ii) a Stock Option Agreement pursuant to which Cross has granted to the Company an option to purchase up to 19.9% of the outstanding common stock of Cross under certain circumstances (together, the "Stock Option Agreements"). In addition,
(i) certain stockholders of Cross holding over 27% of the outstanding common stock of Cross have entered into a stockholder agreement with the Company pursuant to which such stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement and approval of the Merger, subject to certain conditions and (ii) certain stockholders of the Company holding over 13% of the outstanding common stock of the Company have entered into a stockholder agreement with Cross pursuant to which such stockholders agreed to vote their shares in favor of the adoption of the Merger Agreement and approval of the Merger, subject to certain conditions (together, the "Stockholder Agreements").

               On February 12, 1998, the Company issued a press release announcing the execution of the Merger Agreement. The Merger Agreement, the Stock Option Agreements, the Stockholder Agreements and the press release are filed as exhibits hereto and are incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

 (c)    Exhibits.

2.1 Agreement and Plan of Merger, dated as of February 11, 1998, by and among Interpore International, Buckeye International and Cross Medical Products, Inc.

10.1 Stock Option Agreement (Cross), dated as of February 11, 1998, by and between Cross Medical Products, Inc. and Interpore International.

10.2 Stock Option Agreement (Interpore), dated as of February 11, 1998, by and between Interpore International and Cross Medical Products, Inc.

10.3 Stockholder Agreement (Cross), dated as of February 11, 1998, by and among certain stockholders of Cross Medical, Inc., to and for the benefit of Interpore International.

10.4 Stockholder Agreement (Interpore), dated as of February 11, 1998, by and among certain stockholders of Interpore International, to and for the benefit of Cross Medical, Inc.

99.1    Press Release, dated February 12, 1998, issued by Interpore
        International.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INTERPORE INTERNATIONAL


                                       By: /S/ DAVID C. MERCER
                                          -------------------------------------
                                          Name:  David C. Mercer
                                          Title: President and Chief
                                                 Executive Officer


Dated:  February  17, 1998

                                  EXHIBIT INDEX

      Exhibit
       Number                           Description
       ------                           -----------
        2.1     Agreement and Plan of Merger, dated as of February 11, 1998, by and among Interpore International, Buckeye International and
                Cross Medical Products, Inc.

        10.1 Stock Option Agreement (Cross), dated as of February 11, 1998, by and between Cross Medical Products, Inc. and Interpore
                International.

        10.2    Stock Option Agreement (Interpore), dated as of February 11,
                1998, by and between Interpore International and Cross Medical
                Products, Inc.

        10.3 Stockholder Agreement (Cross), dated as of February 11, 1998, by and among certain stockholders of Cross Medical, Inc., to and for the benefit of Interpore International.

        10.4    Stockholder Agreement (Interpore), dated as of February 11,
                1998, by and among certain stockholders of Interpore
                International, to and for the benefit of Cross Medical, Inc.

        99.1    Press Release, dated February 12, 1998, issued by Interpore
                International.